Investor Presentation

Horizon Bancorp, Inc. (NASDAQ: HBNC)

Second Quarter Ended June 30, 2025

July 24, 2025

Beyond ordinary banking

Important Information Forward-Looking Statements This press release may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: effects on Horizon’s business resulting from new U.S. domestic or foreign governmental trade measures, including but not limited to tariffs, import and export controls, foreign exchange intervention accomplished to offset the effects of trade policy or in response to currency volatility, and other restrictions on free trade; uncertain conditions within the domestic and international macroeconomic environment, including trade policy, monetary and fiscal policy, and conditions in the investment, credit, interest rate, and derivatives markets, and their impact on Horizon and its customers; current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the aggregate effects of elevated inflation levels in recent years; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict and the Israel and Hamas conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Second Quarter 2025

HORIZON BANK

HIGHLIGHTS & DEVELOPMENTS

- Key profitability metrics continue positive momentum with net interest income benefiting from both loan growth and disciplined pricing on loans and deposits.
- Seventh consecutive quarter of net interest margin expansion.
- Strong loan growth with positive credit trends:
  - Linked quarter annualized (LQA) loan growth of 6.3%, net of continued runoff of auto portfolio
  - Commercial loan growth of 14.8% LQA
  - Credit quality remains strong with low NPAs and annualized net charge offs of only 0.02%
- Significant strength in funding base that is centered on relationship based, low-cost deposits.
- Incrementally growing non-interest income revenue. Prior quarter includes a $7.0 million gain from sale of Mortgage Warehouse business.
- Excellent expense control. Realizing growth in revenue models on a relatively consistent expense base.

($000S EXCEPT PER SHARE DATA)	2Q25	1Q25
INCOME STATEMENT		
Net interest income	$55,354	$52,267
NIM (FTE)*	3.23%	3.04%
Provision for credit loss expense	$2,462	$1,376
Non-interest income	$10,920	$16,499
Non-interest expense	$39,417	$39,306
Net income	$20,643	$23,943
Diluted EPS	$0.47	$0.54
BALANCE SHEET (period end)		
Total loans held for investment	$4,985,582	$4,909,815
Total deposits	$5,699,757	$5,765,784
CREDIT QUALITY		
NPA/total assets ratio	0.36%	0.41%
Annualized net charge-offs to avg. loans	0.02%	0.07%

* Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures

3

Strategically Focused Loan Growth Data as of most-recent quarter (MRQ) end unless stated otherwise. *Total Gross Loans Held for Investment (HFI), excludes Loans Held for Sale (HFS) 4 18% 16% 66% Consumer Residential Commercial H I G H L I G H T S & D E V E L O P M E N T S • Commercial Real Estate & C&I loans continue to deliver strong growth in conjunction with intentional run-off in the lower-yielding Indirect Auto portfolio • Total loan growth* of $75.8MM or 1.5% linked quarter o Continuing to maintain highly diverse, Consumer, C&I and CRE portfolios Total Loans* $5.0B MRQ end

Diversified Commercial Portfolio * The sum of Construction & Land Development Loans, Multifamily Property Loans, Non-Owner- Occupied Non-Farm Non-Residential Property Loans and loans to finance CRE not secured by Real Estate divided by Tier 1 Capital plus Allowance, as of March 31, 2025 ** UBPR Peer Group 3, as of March 31, 2025. *** Land Development and Spec Home Loans H I G H L I G H T S & D E V E L O P M E N T S • Commercial loan balances grew 14.8% LQA o Quarter end balances up $117MM • Well balanced geographies, product mix and industry o No segment exceeds 6.0% of total loans o CRE represents 214%* of RBC versus 239% for peers** Data represents total loans HFI as of MRQ unless stated otherwise 5 27% 19% 14% 13% 8% 9% 9% Central Indiana West Michigan Southwest Michigan Northern Indiana Northern Michigan Eastern Michigan Other $m ill io ns Commercial Loans (period end) $2,905 $2,914 $3,078 $3,181 $3,299 $46 $47 $35 $35 $39 $787 $809 $875 $919 $977 $632 $634 $667 $686 $705 $1,440 $1,424 $1,501 $1,541 $1,578 Others** C&I CRE (owner occ.) CRE (non-owner occ.) 2Q24 3Q24 4Q24 1Q25 2Q25 Geography $3.3B MRQ end 48% 22% 29% 1% CRE (non-owner occ.) CRE(Owner occ.) C&I Other*** MIX $3.3B MRQ end

Prime Consumer & Residential Lending H I G H L I G H T S & D E V E L O P M E N T S • Direct Consumer and Mortgage portfolios relatively flat • Indirect Auto declined $34MM from planned run-off • Home Lending portfolios composed of higher quality borrowers, significant capacity to pay and low LTV 6Data represents total loans HFI as of MRQ unless stated otherwise HOME EQUITY MORTGAGE CREDIT SCORE 773 759 DEBT-TO-INCOME 32% 34% LOAN-TO-VALUE 67% 69% 47% 34% 14% 5% Mortgage Home Equity Indirect Auto Direct Installment Mix $1.7B MRQ end $m ill io ns Consumer and Residential Loans (period end) $1,849 $1,810 $1,769 $1,728 $1,687 $798 $802 $803 $801 $786 $1,051 $1,008 $966 $927 $901 Residential Consumer 2Q24 3Q24 4Q24 1Q25 2Q25

Strong Asset Quality Metrics 7 *Includes all substandard loans and commercial and consumer non performing loans $m ill io ns Substandard Loans* (period end) $51.2 $59.8 $64.5 $66.7 $64.1 1.06% 1.24% 1.33% 1.36% 1.29% Substandard Loans Substandard Loans / Loans HFI 2Q24 3Q24 4Q24 1Q25 2Q25 $m illi on s Non-Performing Loans (period end) $19.3 $24.4 $27.0 $30.4 $26.4 0.40% 0.51% 0.56% 0.62% 0.53% Commercial Resi Real Estate Consumer NPLs / Loans HFI $m ill io ns Net Charge Offs $0.6 $0.4 $0.6 $0.9 $0.3 0.05% 0.03% 0.05% 0.07% 0.02% Commercial Resi Real Estate Consumer Annualized NCOs/ Av. Loans 2Q24 3Q24 4Q24 1Q25 2Q25 Allowance for credit Losses (period end) $52.2 $52.9 $52.0 $52.7 $54.4 1.08% 1.10% 1.07% 1.07% 1.09% ACL ACL / Loans HFI 2Q24 3Q24 4Q24 1Q25 2Q25

Data as of period end unless stated otherwise Relationship Based Core Deposits 8 H I G H L I G H T S & D E V E L O P M E N T S • Consumer and Commercial Deposits o Positive momentum in core relationships and balances o Treasury management team investments making a positive impact • Public Deposits o Focusing on primary bank relationships o Planned runoff of non-relationship, higher-cost funding $m ill io ns Stable Consumer and Commercial Deposits 19.3% 19.0% 19.0% 19.6% 19.7% 59.8% 59.7% 61.6% 58.8% 59.4% 20.9% 21.3% 19.4% 21.6% 20.9% Non-Int Bearing% Interest Bearing% Time% 2Q24 3Q24 4Q24 1Q25 2Q25 $m ill io ns Deposits $5,630 $5,727 $5,601 $5,766 $5,700 85.7% 83.9% 87.8% 85.2% 87.5% Total Deposits Loans/Deposits 2Q24 3Q24 4Q24 1Q25 2Q25 $1,087 $3,365 $1,178 $1,086 $3,421 $1,221 $1,089 $3,447 $1,065 $1,245 $3,393 $1,127 $1,193 $3,385 $1,121

Net Interest Margin Expansion

HIGHLIGHTS & DEVELOPMENTS

- 2Q25 NIM* expansion driven by a combination of a more favorable earning asset mix, an increase in loan yields and a reduction in the total cost of liabilities.
  - o The current quarter was positively impacted by outsized interest recoveries, which contributed 7 bps to the margin.
  - o Declining total liability costs continue to favorably impact the NIM, driven by disciplined pricing and the de-emphasis of higher-cost borrowings.



3.04%
0.14%
0.01%
0.04%
3.23%
1Q25 NIM (FTE)*
Interest Earning Assets Yield
Loan Fees **
Total Liability Cost
2Q25 NIM (FTE)*

* Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure.
** Commercial lending fees recognized in interest income.

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H I G H L I G H T S & D E V E L O P M E N T S • No new investments in the quarter • High credit quality Treasuries, Agencies, Municipals and Mortgage-Backed Securities * The Company adjusts average rates for tax-exempt securities to an FTE basis utilizing a 21% tax rate. 10 Investment Securities Detail All dollar amounts in millions $m ill io ns Projected Cash Flow and Roll-Off Yield $46.0 $27.0 $22.0 $18.0 2.70% 1.89% 2.60% 2.36% Cash Flows Yield Roll-Off (FTE)* 3Q25 4Q25 1Q26 2Q26 2Q24 3Q24 4Q24 1Q25 2Q25 ROLL-OFF/CASH FLOW $ 26 $ 23 $ 23 $ 20 $ 26 SALES — — 332 5 — DURATION (YEARS) 6.8 6.8 7.1 7.0 6.9 AVERAGE RATE ON INVESTMENT SECURITIES (FTE)* 2.39% 2.38% 2.39% 2.49% 2.45%

H I G H L I G H T S & D E V E L O P M E N T S • 1Q25 results include a $7.0MM gain from the sale of the mortgage warehouse business and a $0.4MM loss on the sale of a single investment security. • Well diversified income stream aligned with core community banking model • Mortgage revenue benefiting from the efforts of new leadership implementing a more effective production and sales program • Interchange fees reflective of seasonal volume 11 Data as of MRQ unless stated otherwise. * 4Q24 includes the pre-tax loss of $39.1MM on the sale of $332.2MM in Available-For-Sale (“AFS”) securities as part of a balance sheet repositioning in October 2024. ** 1Q25 includes the pre-tax gain of $7.0MM from the sale of its mortgage warehouse business and a $0.4MM loss from the sale of a single investment security. Non-Interest Income

Non-Interest Expense 12 Data as of MRQ unless stated otherwise. H I G H L I G H T S & D E V E L O P M E N T S • Non-interest expense was nearly flat linked quarter and remains a top priority for management. o Increases in salaries and benefits and loan expenses of $0.3MM and $0.5MM, respectively, offset by a decline in net occupancy ($0.6MM ). Non-interest Expense $37.5 $39.3 $44.9 $39.3 $39.4 $20.6 $21.8 $25.6 $22.4 $22.7 $16.9 $17.5 $19.3 $16.6 $16.7 $0.3 Salaries & Employee Benefits All other Non-interest Expense Merger Related Expenses 2Q24 3Q24 4Q24 1Q25 2Q25

Strong Capital Position * The tangible common equity to tangible common assets (TCE/TA) ratio and tangible book value per share (TBVPS) are non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures. ** Preliminary estimate – may be subject to change 13 TCE/TA* 7.58% 7.83% 8.19% 8.37% $13.46 $13.68 $13.96 $14.32 3Q24 4Q24 1Q25 2Q25 Leverage Ratio 9.02% 8.88% 9.25% 9.59% 3Q24 4Q24 1Q25 2Q25** CET 1 Ratio 10.68% 11.00% 11.32% 11.52% 3Q24 4Q24 1Q25 2Q25** Total RBC Ratio 13.45% 13.91% 14.26% 14.48% 3Q24 4Q24 1Q25 2Q25**

Full-Year 2025 Guidance Summary Loans (HFI) • Period-end total loans HFI to grow mid-single-digits • Growth primarily in higher-yielding commercial loans; partially funded by continued planned runoff in indirect auto loans of ~$125MM for the year Deposits & Funding • Period-end total deposit balances to grow low-single-digits • Total funding mix to improve with reduction in borrowings NII & NIM • Mid-teens full-year net interest income growth • Assumes two 25 basis point cuts, in September and December Non-Interest Income • Full-year 2025 to grow low-single-digits over full-year 2024, excluding securities losses in both periods and the mortgage warehouse gain in Q1 2025 Non-Interest Expense • Full-year total reported 2025 to be approximately flat with full-year reported 2024 Effective Tax Rate • Full-year 2025 effective tax rate in the mid-teens 14

On The Horizon

HORIZON BANK

Positive Momentum Across the Franchise

Highly Attractive Midwestern Markets

70+ branches strategically located in attractive communities with strong business profiles, favorable housing and affordability metrics.

Core markets include major brands representing multi-national companies, flourishing ecosystem of suppliers and thriving college towns

Significant infrastructure investments supporting continued growth and positive economic impact

Constant, High Quality Loan Growth

Positive loan momentum driven by a well-diversified Commercial portfolio

Reinvesting lower yielding Consumer Loans into more profitable core relationships

A proven history of excellent credit quality with low charge-offs and well managed non-performing metrics

Tenured Deposit Base With Significant Liquidity

Tenured, granular deposits across relationship-based Consumer and Commercial clients

Deposit gathering efforts provide ample funding for loan growth

Investments to expand Commercial wallet share and new client acquisitions are yielding positive results

Lean In Operating Culture

Proactively managing balance sheet to create greater operating leverage and elevate key performance metrics

Simplifying business model and aligning resources to core banking verticals that create long-term shareholder value

Maintaining a disciplined operating culture focused on improving shareholder returns

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Appendix

Diverse Commercial Lending Portfolio

HORIZON BANK

STRONG AND TRADITIONAL COMMERCIAL LENDING

- Multi-family represents 5.9% of loans
  - No major metros outside Indiana and Michigan, other than Columbus, OH
  - Zero rent regulated/stabilized originated or in portfolio
  - $1.9MM average loan size
- Non-owner-occupied office represents 3.8% of total loans
  - All in Indiana and Michigan
  - $1.4MM average loan size
- Nursing Home and Assisted Living Facilities represents 1.5% of loans

COMMERCIAL LOANS BY INDUSTRY	06/30/2025 Balance	% of Commercial Portfolio	% of Total Loan Portfolio
Lessors - Residential Multi	300	9.6 %	5.9 %
Health Care, Educational Social Assist.	253	8.1 %	5.0 %
NOO- Warehouse/Industrial	241	7.7 %	4.8 %
NOO- Office (except medical)	194	6.2 %	3.8 %
Manufacturing	170	5.4 %	3.4 %
NOO- Retail	164	5.2 %	3.2 %
Lessors Student Housing	149	4.8 %	2.9 %
Individuals and Other Services	147	4.7 %	2.9 %
NOO- Motel	134	4.3 %	2.7 %
Real Estate Rental & Leasing	139	4.4 %	2.8 %
Finance & Insurance	120	3.8 %	2.4 %
Construction	111	3.5 %	2.2 %
NOO- Medical Office	102	3.3 %	2.0 %
Retail Trade	99	3.2 %	2.0 %
NOO- Mini Storage	95	3.0 %	1.9 %
Restaurants	95	3.0 %	1.9 %
Lessors - Residential 1-4	93	3.0 %	1.8 %
Nursing Home and Assisted Living Facilities	74	2.4 %	1.5 %
Transportation & Warehousing	73	2.3 %	1.4 %
Wholesale Trade	70	2.2 %	1.4 %
Government	60	1.9 %	1.2 %
Professional & Technical Services	58	1.9 %	1.1 %
Leisure and Hospitality	51	1.6 %	1.0 %
Farm Land	29	0.9 %	0.6 %
Agriculture	22	0.7 %	0.4 %
Administrative Services	19	0.6 %	0.4 %
Residential Spec Homes	18	0.6 %	0.4 %
NOO- Uncategorized NOO	17	0.5 %	0.3 %
Development Loans	13	0.4 %	0.3 %
Other	40	1.3 %	0.8 %
Total	**$ 3,137**	**100.0 %**	**63.0 %**

Data as of most-recent quarter (MRQ) unless stated otherwise.

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Use of Non-GAAP Financial Measures Certain information set forth in this press release refers to financial measures determined by methods other than in accordance with GAAP. Specifically, we have included non-GAAP financial measures relating to net income, diluted earnings per share, pre-tax, pre- provision net income, net interest margin, tangible stockholders’ equity and tangible book value per share, efficiency ratio, the return on average assets, the return on average common equity, and return on average tangible equity. In each case, we have identified special circumstances that we consider to be non-recurring and have excluded them. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business and financial results without giving effect to one-time costs and non–recurring items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. See the tables and other information below and contained elsewhere in this press release for reconciliations of the non-GAAP information identified herein and its most comparable GAAP measures. 18

Non-GAAP Reconciliation 19 Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Interest income (GAAP) (A) $ 91,477 $ 89,175 $ 93,350 $ 90,888 $ 86,981 Taxable-equivalent adjustment: Investment securities - tax exempt (1) 1,619 1,646 1,675 1,677 1,695 Loan receivable (2) 382 383 395 340 328 Interest income (non-GAAP) (B) $ 93,478 $ 91,204 $ 95,420 $ 92,905 $ 89,004 Interest expense (GAAP) (C) 36,123 36,908 40,223 43,978 41,702 Net interest income (GAAP) (D) =(A) - (C) $ 55,354 $ 52,267 $ 53,127 $ 46,910 $ 45,279 Net FTE interest income (non-GAAP) (E) = (B) - (C) $ 57,355 $ 54,296 $ 55,197 $ 48,927 $ 47,302 Average interest earning assets (F) $ 7,125,467 $ 7,234,724 $ 7,396,178 $ 7,330,263 $ 7,212,788 Net FTE interest margin (non-GAAP) (G) = (E*) / (F) 3.23% 3.04% 2.97% 2.66% 2.64% (1) The following represents municipal securities interest income for investment securities classified as available-for-sale and held-to-maturity (2) The following represents municipal loan interest income for loan receivables classified as held for sale and held for investment *Annualized Non–GAAP Reconciliation of Net Fully-Taxable Equivalent ("FTE") Interest Margin (Dollars in Thousands, Unaudited)

Non-GAAP Reconciliation 20 Three Months Ended June 30, March 31, December 31, September 30, June 30, 2025 2025 2024 2024 2024 Total stockholders' equity (GAAP) (A) $ 790,852 $ 776,061 $ 763,582 $ 754,822 $ 726,665 Intangible assets (end of period) (B) 163,802 164,618 165,434 166,278 167,121 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 627,050 $ 611,443 $ 598,148 $ 588,544 $ 559,544 Total assets (GAAP) (D) 7,652,051 7,628,636 7,801,146 7,927,457 7,912,527 Intangible assets (end of period) (B) 163,802 164,618 165,434 166,278 167,121 Total tangible assets (non-GAAP) (E) = (D) - (B) $ 7,488,249 $ 7,464,018 $ 7,635,712 $ 7,761,179 $ 7,745,406 Tangible common equity to tangible assets (Non-GAAP) (G) = (C) / (E) 8.37% 8.19% 7.83% 7.58% 7.22 % Non-GAAP Reconciliation of Tangible Common Equity to Tangible Assets (Dollars in Thousands. Unaudited)

Non-GAAP Reconciliation 21 Three Months Ended June 30, March 31, December 31, September 30, June 30, 2025 2025 2024 2024 2024 Total stockholders' equity (GAAP) (A) $ 790,852 $ 776,061 $ 763,582 $ 754,822 $ 726,665 Intangible assets (end of period) (B) 163,802 164,618 165,434 166,278 167,121 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 627,050 $ 611,443 $ 598,148 $ 588,544 $ 559,544 Common shares outstanding (D) 43,802 43,786 43,722 43,712 43,712 Tangible book value per common share (non-GAAP) (E) = (C) / (D) $ 14.32 $ 13.96 $ 13.68 $ 13.46 $ 12.80 Non-GAAP Reconciliation of Tangible Book Value Per Share (Dollars in Thousands. Unaudited)

Thank you John R. Stewart, CFA® Executive Vice President & Chief Financial Officer 515 Franklin Street, Michigan City, IN 46360 219-814-5833 Investor.HorizonBank.com